Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Subversive Metaverse ETF (PUNK)
Listed on Cboe BZX Exchange, Inc.

A Series of Series Portfolios Trust

September 6, 2022

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated January 24, 2022

Effective immediately, Mr. Leland Hensch no longer serves as a portfolio manager for Subversive Metaverse ETF (the “Fund”). Accordingly, all references to Mr. Hensch as a portfolio manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed. Mr. Michael Auerbach and Mr. Christian H. Cooper continue to serve as portfolio managers of the Fund and Mr. Hensch remains the Chief Investment Officer of Subversive Capital Advisor LLC, the Fund’s investment adviser.

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Please retain this supplement for your reference.